================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 3, 2008

                                 DRI Corporation
               (Exact Name of Registrant as Specified in Charter)

       North Carolina                   000-28539                56-1362926
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

             5949 Sherry Lane, Suite 1050                           75225
                    Dallas, Texas                                 (Zip Code)
       (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (214) 378-8992

                                 Not applicable.
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

ITEM 1.02     Termination of a Definitive Material Agreement.

         On March 3, 2008, Tanya Lind Johnson voluntarily resigned as Vice President of DRI Corporation (the "Company") and General Manager of Digital Recorders, Inc., a subsidiary of the Company. Ms. Johnson's resignation, effective April 4, 2008, enables her to pursue other career interests outside of DRI's served markets and technologies. Ms. Johnson will continue working for the Company for a few weeks as her duties are transferred to others.

         Accordingly, the Executive Employment Agreement, effective December 31, 2007, between the Company and Ms. Johnson (the "Agreement") has been terminated by Ms. Johnson. The Agreement's non-competition covenant, prohibiting Ms. Johnson from competing with the Company in its present or anticipated lines of business in any geographic area in which Company competes or has planned to do business on the effective date of termination, continues for six months after the Agreement's termination. Also, the Agreement's non-solicitation covenant, prohibiting Ms. Johnson from soliciting any employee of the Company with regard to working for a competitor, continues for 12 months after the Agreement's termination. Further, the Agreement's non-disclosure provisions survive the termination of the Agreement.

         The foregoing description of the termination provisions of the Agreement does not purport to be a complete statement of the Company's or Ms. Johnson's rights under the Agreement and is qualified in its entirety by reference to the full text of the Agreement.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         On March 3, 2008, Tanya Lind Johnson voluntarily resigned as Vice President of the Company and General Manager of Digital Recorders, Inc., a subsidiary of the Company. Ms. Johnson's resignation, effective April 4, 2008, enables her to pursue other career interests outside of DRI's served markets and technologies. Ms. Johnson will continue working for the Company for a few weeks as her duties are transferred to others.

         The Company expresses its appreciation for Ms. Johnson's contribution to the Company and wishes her well in her new endeavors.

         The Company has already started internal and external searches for Ms. Johnson's replacement.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.



                                     DRI CORPORATION


         Date:  March 7, 2008        By:  /s/ STEPHEN P. SLAY
                                          --------------------------------------
                                               Stephen P. Slay
                                               Vice President, Chief Financial
                                               Officer, Treasurer, and Secretary